EXHIBIT 4.3

Hurley Leases

Lease #1

275677                                                                      446
--------------------------------------------------------------------------------
                                OIL AND GAS LEASE
                                    (PAID-UP)
                                -----------------

AGREEMENT, Made and entered into this 16th day of December, 1983, by and between Lynn McEvers a/k/a Lynn Merchant, now McEvers, as heir and devisee under will of Audrey Barnard, deceased P.O. Box 278 Bethany, Okla. 73008. Party of the first part, hereinafter called lessor (whether one or more). And Michael R. Burch P.O. Box 14 Owasso, Oklahoma 74055, party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of Ten and Other Dollars, cash in hand paid, receipt of which hereby acknowledged and of the covenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents0, and for laying pipe lines, and building tanks, powers, stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee State of Oklahoma, described as follows, to wit: The East Half (E/2) of Section 36, Township 10North, Range 8East, and containing 320.00 acres, more or less.

It is agreed that this lease shall remain in force for a term of One (1) years from date (herein call primary term) and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, the 5/32 part of all oil (including but not limited to condensate and distillate) produced and saved from the leased premises. 2nd. To pay lessor for gas of whatsoever nature or kind (with all of its constituents) produced and sold or used off the leased premises, or used in the manufacture of products therefrom, 5/32 of the gross proceeds received for the gas sold, used off the premises, or in the manufacture of products therefrom, but in no event more than 5/32 of the actual amount received by the lessee, said payments to be made monthly, During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

3rd. To pay lessor for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas, 5/32 of the gross proceeds, at the mouth of the well, received by lessee for the gas during the time such gas shall be used, said payments to be made monthly.

If the lessee shall commence to drill a well or commence reworking operations on an existing well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion or complete reworking operations with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

Lessee is hereby granted the right at any time and from time to time to unitize the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the productions primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 80 acres, or for the production primarily of gas with or without distillate more than 640 acres; provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written unit designations in the county in which the leased premises are located. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any shut in gas royalties, only the part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, Lessee shall pay Lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided shall be paid the lessor only in the proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operations thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any tie to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns. However, no change or division in ownership of the land or royalties shall enlarge the obligations or diminish the rights of Lessee. No change in the ownership of the land or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of any such Law, Order, Rule or Regulation.

This lease shall be effective as to each lessor on execution hereof as to his or her interest and shall be binding on those signing, notwithstanding some of the lessor above named may not join in the execution hereof. The word "Lessor" as used in this lease means the party or parties who execute this lease as Lessor, although not named above.

Lessee may at any time and from time to time surrender this lease as to any part or parts of the leased premises by delivering or mailing a release thereof to lessor, or by placing a release of record in the proper County.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.




IN TESTIMONY WHEREOF, we sign this the 16th day of December, 1983
                                       ----        --------  ----


                                       -----------------------------------------
                                                              Lessor

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of Oklahoma
           -----------

Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of December, 1983 personally appeared Lynn McEvers a/k/a Lynn Merchant, now McEvers, as heir and devisee under will or Audrey Barnard, deceased personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                      -------------------------
My commission expires                                          Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          ---------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19 personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                           ---------------------
My commission expires                                           Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

                                   No. 275677

                                Oil and Gas Lease
                                      FROM
                     ---------------------------------------
                     ---------------------------------------

                                       TO
                     ---------------------------------------
                     ---------------------------------------

                                    Date , 19
                           Section , Township , Range
                                County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 446 of the
                     ---------------------------------------
                             records of this office.


                                  County Clerk
                                       By
                                     Deputy
                               Record and Mail to:
                     ---------------------------------------
                     ---------------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          -------------------------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                 -------------------------------
My commission expires                                           Notary Public
                      -------------------------------

275678                                                                     448
--------------------------------------------------------------------------------
Lease #2

                                OIL AND GAS LEASE
                                    (PAID-UP)
                                -----------------

AGREEMENT, Made and entered into this 16th day of December, 1983, by and between Rick Hurley, as heir and devisee under will of Audrey Barnard, deceased 301 East 8th Holdenville, Oklahoma 74848. Party of the first part, hereinafter called lessor (whether one or more). And Michael R. Burch P.O. Box 14 Owasso, Oklahoma 74055, party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of Ten and Other Dollars, cash in hand paid, receipt of which hereby acknowledged and of the covenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents0, and for laying pipe lines, and building tanks, powers, stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee State of Oklahoma, described as follows, to wit: The East Half (E/2) of Section 36, Township 10North, Range 8East, and containing 320.00 acres, more or less.

It is agreed that this lease shall remain in force for a term of One (1) years from date (herein call primary term) and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, the 5/32 part of all oil (including but not limited to condensate and distillate) produced and saved from the leased premises. 2nd. To pay lessor for gas of whatsoever nature or kind (with all of its constituents) produced and sold or used off the leased premises, or used in the manufacture of products therefrom, 5/32 of the gross proceeds received for the gas sold, used off the premises, or in the manufacture of products therefrom, but in no event more than 5/32 of the actual amount received by the lessee, said payments to be made monthly, During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

3rd. To pay lessor for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas, 5/32 of the gross proceeds, at the mouth of the well, received by lessee for the gas during the time such gas shall be used, said payments to be made monthly.

If the lessee shall commence to drill a well or commence reworking operations on an existing well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion or complete reworking operations with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

Lessee is hereby granted the right at any time and from time to time to unitize the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the productions primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 80 acres, or for the production primarily of gas with or without distillate more than 640 acres; provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written unit designations in the county in which the leased premises are located. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any shut in gas royalties, only the part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, Lessee shall pay Lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided shall be paid the lessor only in the proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operations thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any tie to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns. However, no change or division in ownership of the land or royalties shall enlarge the obligations or diminish the rights of Lessee. No change in the ownership of the land or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of any such Law, Order, Rule or Regulation.

This lease shall be effective as to each lessor on execution hereof as to his or her interest and shall be binding on those signing, notwithstanding some of the lessor above named may not join in the execution hereof. The word "Lessor" as used in this lease means the party or parties who execute this lease as Lessor, although not named above.

Lessee may at any time and from time to time surrender this lease as to any part or parts of the leased premises by delivering or mailing a release thereof to lessor, or by placing a release of record in the proper County.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.




IN TESTIMONY WHEREOF, we sign this the 16th day of December, 1983
                                       ----        --------  ----

                                                --------------------------------
                                                              Lessor

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of Oklahoma
                   -----------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of December, 1983 personally appeared Rick Hurley, as heir and devisee under will or Audrey Barnard, deceased personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                  ------------------------------
My commission expires                                        Notary Public
                      --------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          --------------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19 personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                   -----------------------------
My commission expires                                           Notary Public
                      --------------------

--------------------------------------------------------------------------------

                                   No. 275678

                                Oil and Gas Lease
                                      FROM
                     ---------------------------------------
                     ---------------------------------------

                                       TO
                     ---------------------------------------
                     ---------------------------------------

                                    Date , 19
                           Section , Township , Range
                                County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 448 of the
                     ---------------------------------------
                             records of this office.


                                  County Clerk
                                       By
                                     Deputy
                               Record and Mail to:
                     ---------------------------------------
                     ---------------------------------------

--------------------------------------------------------------------------------


STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          -------------------------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                   -----------------------------
My commission expires                                         Notary Public
                      -------------------------------

275679                                                                     450
--------------------------------------------------------------------------------
Lease #3

                                OIL AND GAS LEASE
                                    (PAID-UP)
                                -----------------

AGREEMENT, Made and entered into this 16th day of December, 1983, by and between Robert A. Dolton and Pearl E. Dolton, widow 1101 Broadway of America Holdenville, Oklahoma 74848. Party of the first part, hereinafter called lessor (whether one or more). And Michael R. Burch P.O. Box 14 Owasso, Oklahoma 74055, party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of Ten and Other Dollars, cash in hand paid, receipt of which hereby acknowledged and of the covenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents0, and for laying pipe lines, and building tanks, powers, stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee State of Oklahoma, described as follows, to wit: The East Half (E/2) of Section 36, Township 10North, Range 8East, and containing 320.00 acres, more or less.

It is agreed that this lease shall remain in force for a term of One (1) years from date (herein call primary term) and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, the 5/32 part of all oil (including but not limited to condensate and distillate) produced and saved from the leased premises.

2nd. To pay lessor for gas of whatsoever nature or kind (with all of its constituents) produced and sold or used off the leased premises, or used in the manufacture of products therefrom, 5/32 of the gross proceeds received for the gas sold, used off the premises, or in the manufacture of products therefrom, but in no event more than 5/32 of the actual amount received by the lessee, said payments to be made monthly, During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety
(90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

3rd. To pay lessor for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas, 5/32 of the gross proceeds, at the mouth of the well, received by lessee for the gas during the time such gas shall be used, said payments to be made monthly.

If the lessee shall commence to drill a well or commence reworking operations on an existing well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion or complete reworking operations with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

Lessee is hereby granted the right at any time and from time to time to unitize the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the productions primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 80 acres, or for the production primarily of gas with or without distillate more than 640 acres; provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written unit designations in the county in which the leased premises are located. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any shut in gas royalties, only the part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, Lessee shall pay Lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided shall be paid the lessor only in the proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operations thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any tie to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns. However, no change or division in ownership of the land or royalties shall enlarge the obligations or diminish the rights of Lessee. No change in the ownership of the land or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of any such Law, Order, Rule or Regulation.

This lease shall be effective as to each lessor on execution hereof as to his or her interest and shall be binding on those signing, notwithstanding some of the lessor above named may not join in the execution hereof. The word "Lessor" as used in this lease means the party or parties who execute this lease as Lessor, although not named above.

Lessee may at any time and from time to time surrender this lease as to any part or parts of the leased premises by delivering or mailing a release thereof to lessor, or by placing a release of record in the proper County.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.




IN TESTIMONY WHEREOF, we sign this the 16th day of December, 1983
                                       ----        --------  ----



                                                     ---------------------------
                                                              Lessor

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of Oklahoma
           ---------

Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of December, 1983 personally appeared Robert A. Dolton and Pearl E. Dolton, widow personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that they executed the same as their free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                       -------------------------
My commission expires                                           Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          -------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19 personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                     ---------------------------
My commission expires                                          Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

                                   No. 275679

                                Oil and Gas Lease
                                      FROM

                     ---------------------------------------
                     ---------------------------------------

                                       TO

                     ---------------------------------------
                     ---------------------------------------

                                    Date , 19
                           Section , Township , Range
                                County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 450 of the
                     ---------------------------------------
                             records of this office.


                                  County Clerk
                                       By
                                     Deputy
                               Record and Mail to:

                     ---------------------------------------
                     ---------------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          --------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19___ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.


                                 My commission expires__________________________

--------------------------------------------------------------------------------
Lease #4
                                OIL AND GAS LEASE
                                    (PAID-UP)
                                -----------------

AGREEMENT, Made and entered into this 16th day of December, 1983, by and between Mary Kathryn Hurley, Individually and as heir and devisee under will of Audrey Barnard, deceased 724 N. Kelker Holdenville, Okla 74848. Party of the first part, hereinafter called lessor (whether one or more). And Michael R. Burch P.O. Box 14 Owasso, Oklahoma 74055, party of the second part, hereinafter called lessee.

WITNESSETH, That the said lessor, for and in consideration of Ten and Other Dollars, cash in hand paid, receipt of which hereby acknowledged and of the covenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents0, and for laying pipe lines, and building tanks, powers, stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee State of Oklahoma, described as follows, to wit: The East Half (E/2) of Section 36, Township 10North, Range 8East, and containing 320.00 acres, more or less.

It is agreed that this lease shall remain in force for a term of One (1) years from date (herein call primary term) and as long thereafter as oil or gas, or either of them, is produced from said land by the lessee.

In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, the 5/32 part of all oil (including but not limited to condensate and distillate) produced and saved from the leased premises. 2nd. To pay lessor for gas of whatsoever nature or kind (with all of its constituents) produced and sold or used off the leased premises, or used in the manufacture of products therefrom, 5/32 of the gross proceeds received for the gas sold, used off the premises, or in the manufacture of products therefrom, but in no event more than 5/32 of the actual amount received by the lessee, said payments to be made monthly, During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of One Dollar ($1.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the anniversary date of this lease next ensuing after the expiration of ninety (90) days from the date such well is shut in and thereafter on the anniversary date of this lease during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

3rd. To pay lessor for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas, 5/32 of the gross proceeds, at the mouth of the well, received by lessee for the gas during the time such gas shall be used, said payments to be made monthly. If the lessee shall commence to drill a well or commence reworking operations on an existing well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion or complete reworking operations with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned.

Lessee is hereby granted the right at any time and from time to time to unitize the leased premises or any portion or portions thereof, as to all strata or any stratum or strata, with any other lands as to all strata or any stratum or strata, for the productions primarily of oil or primarily of gas with or without distillate. However, no unit for the production primarily of oil shall embrace more than 80 acres, or for the production primarily of gas with or without distillate more than 640 acres; provided that if any governmental regulation shall prescribe a spacing pattern for the development of the field or allocate a producing allowable based on acreage per well, then any such unit may embrace as much additional acreage as may be so prescribed or as may be used in such allocation of allowable. Lessee shall file written unit designations in the county in which the leased premises are located. Operations upon and production from the unit shall be treated as if such operations were upon or such production were from the leased premises whether or not the well or wells are located thereon. The entire acreage within a unit shall be treated for all purposes as if it were covered by and included in this lease except that the royalty on production from the unit shall be as below provided, and except that in calculating the amount of any shut in gas royalties, only the part of the acreage originally leased and then actually embraced by this lease shall be counted. In respect to production from the unit, Lessee shall pay Lessor, in lieu of other royalties thereon, only such proportion of the royalties stipulated herein as the amount of his acreage placed in the unit, or his royalty interest therein on an acreage basis bears to the total acreage in the unit.

If said lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties herein provided shall be paid the lessor only in the proportion which his interest bears to the whole and undivided fee.

Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operations thereon, except water from wells of lessor.

When requested by the lessor, lessee shall bury his pipe lines below plow depth.

No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor. Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any tie to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns. However, no change or division in ownership of the land or royalties shall enlarge the obligations or diminish the rights of Lessee. No change in the ownership of the land or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of any such Law, Order, Rule or Regulation.

This lease shall be effective as to each lessor on execution hereof as to his or her interest and shall be binding on those signing, notwithstanding some of the lessor above named may not join in the execution hereof. The word "Lessor" as used in this lease means the party or parties who execute this lease as Lessor, although not named above.

Lessee may at any time and from time to time surrender this lease as to any part or parts of the leased premises by delivering or mailing a release thereof to lessor, or by placing a release of record in the proper County.

Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the lessee shall have the right at any time to redeem for lessor by payment any mortgages, taxes or other liens on the above described lands, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.




IN TESTIMONY WHEREOF, we sign this the 16th day of December, 1983
                                       ----        --------  ----



                                                       -------------------------
                                                              Lessor

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of Oklahoma
           ------------------------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this 16th day of December, 1983 personally appeared Mary Kathryn Hurley, Individually and as heir and devisee under will of Audrey Barnard, deceased personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                     ---------------------------
My commission expires                                            Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          -------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                   -----------------------------
My commission expires                                          Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

                                   No. 275680

                                Oil and Gas Lease
                                      FROM

                     ---------------------------------------
                     ---------------------------------------

                                       TO

                     ---------------------------------------
                     ---------------------------------------

                                    Date , 19
                           Section , Township , Range
                                County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 452 of the
                     ---------------------------------------
                             records of this office.


                                  County Clerk
                                       By
                                     Deputy
                               Record and Mail to:

                     ---------------------------------------
                     ---------------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of
          ----------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.


                                 My commission expires__________________________